EXHIBIT 99.2

Weingarten Realty Investors
Supplemental Financial Information
March 31, 2005
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Property
Financial Statements of Unconsolidated Joint Ventures at Prorata Share	8
Summary Balance Sheet Information	9
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	10
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	12
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Property Information	14
Acquisition Summary
New Development Summary
Property Investment Summary
Disposition Summary
Occupancy
Property Listing

This supplemental financial information package contains historical information of the Company and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and its unaudited quarterly financial statements.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that WRI’s expectations will be realized.

Weingarten Realty Investors
Corporate Profile

General Description

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2005, we owned or operated under long-term leases, interests in 346 developed income-producing properties and three properties that are in various stages of development, which are located in 20 states that span the southern half of the United States from coast to coast. Included in the portfolio are 289 shopping centers and 60 industrial projects. Our interests in these properties aggregated approximately 46.4 million square feet of building area. Our properties were 93.9% leased as of March 31, 2005, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Austin, TX		Orlando, FL
Dallas, TX		Los Angeles, CA
Denver, CO (Miller Weingarten)		Phoenix, AZ
Ft. Lauderdale, FL		Raleigh, NC
Las Vegas, NV		Sacramento, CA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRIPrD
Series E Preferred Shares	WRIPrE

Weingarten Realty Investors
Statement of Consolidated Income
(in thousands, except per share amounts)
(As reported in 10-Q)

	Three Months Ended
	March 31,		Twelve Months Ended December 31,
	2005	2004	2004	2003	2002	2001

Revenues:
Rentals	$132,169	$114,174	$491,074	$402,921	$349,466	$294,041
Other	1,161	1,832	10,239	8,624	6,161	5,193
Total	133,330	116,006	501,313	411,545	355,627	299,234

Expenses:
Depreciation and amortization	30,673	26,262	115,515	92,018	75,992	64,412
Operating	19,363	16,908	77,887	63,702	53,981	45,699
Ad valorem taxes	16,041	14,256	57,152	46,482	42,923	36,778
General and administrative	4,247	4,026	16,122	13,820	11,148	9,570
Impairment loss			3,550
Total	70,324	61,452	270,226	216,022	184,044	156,459

Operating Income	63,006	54,554	231,087	195,523	171,583	142,775
Interest Expense	(30,603)	(27,733)	(115,506)	(88,871)	(65,863)	(54,473)
Loss on Early Redemption of Preferred Shares			(3,566)	(2,739)
Equity in Earnings of Joint Ventures (a)	1,345	1,286	5,572	4,743	4,043	5,547
Income Allocated to Minority Interests	(1,400)	(879)	(4,928)	(2,723)	(3,553)	(475)
Gain (Loss) on Sale of Properties	(27)	317	1,535	714	188	8,339
Income From Continuing Operations	32,321	27,545	114,194	106,647	106,398	101,713
Operating Income From Discontinued Operations	126	864	2,304	3,594	5,997	6,829
Gain on Sale of Properties From Discontinued Operations	4,115		24,883	6,039	19,472
Income From Discontinued Operations	4,241	864	27,187	9,633	25,469	6,829
Net Income	36,562	28,409	141,381	116,280	131,867	108,542
Less: Preferred Dividends	2,525	1,266	7,470	15,912	19,756	19,703
Original Issuance Costs associated with Redeemed Series A Preferred Shares				2,488
Net Income Available to Common Shareholders	$34,037	$27,143	$133,911	$97,880	$112,111	$88,839
Net Income Per Common Share - Basic:	$0.38	$0.33	$1.55	$1.24	$1.44	$1.23
Net Income Per Common Share - Diluted:	$0.38	$0.32	$1.54	$1.24	$1.43	$1.23

(a) See Page 8 for the Company's prorata share of the operating results of its unconsolidated joint ventures.

Weingarten Realty Investors
Consolidated Balance Sheet
(in thousands, except per share amounts)
(As reported in 10-Q)

	March 31,	December 31,
	2005	2004

ASSETS

Property	$3,810,569	$3,751,607
Accumulated Depreciation	(631,651)	(609,772)
Property - net	3,178,918	3,141,835

Investment in Real Estate Joint Ventures (a)	48,602	48,382
Total	3,227,520	3,190,217

Notes Receivable from Real Estate Joint Ventures and Partnerships	20,321	16,593
Unamortized Debt and Lease Costs	92,774	91,155
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $4,563 in 2005 and $4,205 in 2004)	43,392	57,964
Cash and Cash Equivalents	38,698	45,415
Other	57,198	68,974
Total	$3,479,903	$3,470,318

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,155,703	$2,105,948
Accounts Payable and Accrued Expenses	65,097	99,680
Other	83,408	94,800
Total	2,304,208	2,300,428

Minority Interest	82,927	73,930

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2005 and 2004; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2005 and 2004; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 89,134 in 2005 and 89,066 in 2004	2,674	2,672
Additional Paid in Capital	1,285,173	1,283,270
Accumulated Dividends in Excess of Net Income	(190,424)	(185,243)
Accumulated Other Comprehensive Loss	(4,659)	(4,743)
Shareholders' Equity	1,092,768	1,095,960
Total	$3,479,903	$3,470,318

(a) This represents the Company's investment of its unconsolidated joint ventures. See page 8 for additional information.

Weingarten Realty Investors
Statements of Consolidated Income at Prorata Share (1)
(in thousands, except per share amounts)

	Three Months Ended
	March 31,		Twelve Months Ended December 31,
	2005	2004	2004	2003	2002	2001

Revenues:
Rentals	$132,890	$114,744	$493,505	$404,052	$354,493	$301,013
Other	1,482	2,175	11,170	10,863	8,485	7,175
Total	134,372	116,919	504,675	414,915	362,978	308,188

Expenses:
Depreciation and amortization	30,743	26,103	115,677	90,722	76,483	65,545
Operating	19,274	16,945	77,908	63,668	54,296	46,499
Ad valorem taxes	16,180	14,316	57,364	46,744	43,545	37,735
General and administrative	4,258	4,035	16,125	13,821	11,145	9,572
Impairment loss			3,550
Total	70,455	61,399	270,624	214,955	185,469	159,351

Operating Income	63,917	55,520	234,051	199,960	177,509	148,837
Interest Expense	(30,287)	(27,418)	(113,734)	(88,572)	(67,653)	(56,647)
Loss on Early Redemption of Preferred Shares			(3,566)	(2,739)
Income Allocated to Minority Interests	(1,284)	(874)	(3,990)	(3,236)	(3,720)	(272)
Gain (Loss) on Sale of Properties	(25)	317	1,433	1,234	262	9,795
Income From Continuing Operations	32,321	27,545	114,194	106,647	106,398	101,713
Operating Income From Discontinued Operations	126	864	2,304	3,594	5,997	6,829
Gain on Sale of Properties From Discontinued Operations	4,115		24,883	6,039	19,472
Income From Discontinued Operations	4,241	864	27,187	9,633	25,469	6,829
Net Income	36,562	28,409	141,381	116,280	131,867	108,542
Less: Preferred Dividends	2,525	1,266	7,470	15,912	19,756	19,703
Original Issuance Costs associated with Redeemed Series A Preferred Shares				2,488
Net Income Available to Common Shareholders	$34,037	$27,143	$133,911	$97,880	$112,111	$88,839
Net Income Per Common Share - Basic:	$0.38	$0.33	$1.55	$1.24	$1.44	$1.23
Net Income Per Common Share - Diluted:	$0.38	$0.32	$1.54	$1.24	$1.43	$1.23

(1) The Statements of Consolidated Income at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest for the items listed above the Income From Continuing Operations line.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share (1)
(in thousands, except per share amounts)

	March 31,	December 31,
	2005	2004

ASSETS

Property	$3,836,662	$3,773,614
Accumulated Depreciation	(634,304)	(613,780)
Property - net	3,202,358	3,159,834

Notes Receivable from Real Estate Joint Ventures and Partnerships	20,599	22,861
Unamortized Debt and Lease Costs	96,127	94,517

Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $4,546 in 2005 and $4,205 in 2004)	42,378	55,703
Cash and Cash Equivalents	41,385	48,050
Other	54,753	66,578
Total	$3,457,600	$3,447,543

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,138,596	$2,088,705
Accounts Payable and Accrued Expenses	64,440	98,411
Other	83,080	95,049
Total	2,286,116	2,282,165

Minority Interest	78,716	69,418

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2005 and 2004; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interests; 29 shares issued and outstanding in 2005 and 2004; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 89,134 in 2005 and 89,066 in 2004	2,674	2,672
Additional Paid in Capital	1,285,173	1,283,270
Accumulated Dividends in Excess of Net Income	(190,424)	(185,243)
Accumulated Other Comprehensive Loss	(4,659)	(4,743)
Shareholders' Equity	1,092,768	1,095,960
Total	$3,457,600	$3,447,543

(1) The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest for the items listed above the Commitments and Contingencies line.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2005	2004

Funds from Operations
Numerator:
Net income available to common shareholders	$34,037	$27,143
Depreciation and amortization	28,312	24,754
Depreciation and amortization of unconsolidated joint ventures	904	657
Gain on sale of properties	(4,091)	(317)
(Gain) loss on sale of properties of unconsolidated joint ventures	1
Funds from Operations - Basic	59,163	52,237
Funds from operations attributable to operating partnership units	2,072	1,330
Funds from Operations - Diluted	$61,235	$53,567

Denominator:
Weighted average shares outstanding - Basic	89,122	83,143
Effect of dilutive securities:
Share options and awards	966	957
Operating partnership units	3,004	2,181
Weighted average shares outstanding - Diluted	93,092	86,281

Funds from Operations per Share - Basic	$0.66	$0.63

Funds from Operations Per Share - Diluted	$0.66	$0.62

Growth in Funds from Operations per Share - Diluted		6.5%

Dividends
Common Dividends per Share	$0.440	$0.415

Common Dividends Paid as a % of Funds from Operations	66.3%	68.1%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	3.2%	3.5%

General and Administrative Expenses/
Total Assets before Depreciation	0.10%	0.11%

Net Operating Income *
Same Property NOI Growth: **
Retail	3.1%	3.3%
Industrial	3.2%	-4.4%
Total	3.1%	2.6%

* Includes the Company's share of unconsolidated joint ventures and excludes its partners' share of consolidated joint ventures ("Prorata Share").

** Same Property NOI Growth excludes the effect of lease cancellation income.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended
	March 31,
	2005	2004

Rentals (As Reported in 10-Q)
Base minimum rent, net	$103,635	$89,850
Straight line rent	1,943	1,365
Over/Under-market rentals, net	(17)	(9)
Percentage rent	1,129	1,422
Tenant reimbursements	25,479	21,546
Total	$132,169	$114,174

	Three Months Ended
	March 31,
	2005	2004
Rentals (Prorata Share)
Base minimum rent, net	$104,308	$90,358
Straight line rent	1,986	1,350
Over/Under-market rentals, net	30	(9)
Percentage rent	1,133	1,434
Tenant reimbursements	25,433	21,611
Total	$132,890	$114,744

	Three Months Ended
	March 31,
	2005	2004
Interest Expense (Prorata Share)
Interest paid or accrued	$32,531	$27,855
Interest on preferred shares subject to mandatory redemption		1,985
Over-market mortgage adjustment	(1,507)	(1,083)

Gross interest expense	31,024	28,757

Less:
Capitalized interest	(737)	(1,339)

Interest expense, at prorata share	$30,287	$27,418

	March 31,	December 31,
	2005	2004
Property at Prorata Share
Land	$736,093	$719,029
Land held for development	19,755	20,697
Land under development	17,892	19,325
Buildings and improvements	3,009,614	2,945,067
Construction in-progress	49,944	64,785
Property held for sale	3,364	4,711
Total	$3,836,662	$3,773,614

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
(in thousands)

	Three Months Ended
	March 31,
	2005	2004

Revenues:	$3,686	$3,154

Expenses:
Depreciation and amortization	929	662
Operating	524	478
Interest	617	565
Ad valorem taxes	485	388
General and administrative	13	26
Total	2,568	2,119

Loss on sale of property	(1)

Net Income	$1,117	$1,035

ASSETS	March 31,	December 31,
	2005	2004

Property	$102,371	$104,494
Accumulated Depreciation	(12,354)	(12,931)
Property - net	90,017	91,563

Unamortized Debt and Lease Costs	4,914	3,509
Accrued Rent and Accounts Receivable	729	728
Cash and Cash Equivalents	3,412	4,161
Other	1,471	693
Total	$100,543	$100,654

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$39,714	$39,774
Amounts Payable to WRI	7,825	6,273
Accounts Payable and Accrued Expenses	832	1,686
Other	1,324	1,386
Total	49,695	49,119

Accumulated Equity	50,848	51,535

Total	$100,543	$100,654

Notes: The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures at WRI's ownership percentages.

In March 2005 WRI purchased its partner's interest in a joint venture.

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	March 31,	December 31,
	2005	2004

Common Share Data
Closing Market Price	$34.51	$40.10

Dividend Yield	5.10%	4.14%

90-Day Average Trading Volume	302,044	341,800

Capitalization (As reported)
Debt	$2,155,703	$2,105,948
Preferred Shares	147,500	147,500
Common Shares at Market	3,076,014	3,571,547
Operating Partnership Units at Market	103,703	119,979
Total Market Capitalization	$5,482,920	$5,944,974

Debt to Total Market Capitalization	39.3%	35.4%

Capitalization (Prorata)
Debt	$2,138,596	$2,088,705
Preferred Shares	147,500	147,500
Common Shares at Market	3,076,014	3,571,547
Operating Partnership Units at Market	103,703	119,979
Total Market Capitalization	$5,465,813	$5,927,731

Debt to Total Market Capitalization	39.1%	35.2%

Capital Availability
Unused Portion of $400 MM Revolver	$291,071	$323,371
Shelf Registration - $1 Billion	160,430	160,430
Shelf Registration - $1.5 Billion	1,500,000	1,500,000
Shelf Registration - $50 Million	50,000	50,000
Total	$2,001,501	$2,033,801

Credit Ratings
	S&P	Moody's
Senior Debt	A	A3
Preferred Shares	A-	baa1

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		1st Quarter			4th Quarter
	March 31,	Weighted		December 31,	Weighted
	2005	Average Rate		2004	Average Rate

Outstanding Balance Summary
Mortgage Debt	$718,505	7.31%		$685,461	7.28%
7% 2011 Bonds	200,000	7.00%		200,000	7.00%
Unsecured Notes Payable	1,102,367	5.90%		1,102,367	5.89%
Revolving Credit Agreements	94,000	3.73%	(1)	61,700	5.55%
Industrial Revenue Bonds	7,373	2.99%		7,422	3.06%
Obligations under Capital Leases	33,458	5.27%		48,998	5.62%
Total Debt - As Reported	2,155,703	6.26%		2,105,948	6.29%
Less: Minority Partners' Interests	(56,821)			(57,017)
Plus: WRI Share of Unconsolidated Joint Ventures	39,714			39,774
Total Debt - Prorata Share	$2,138,596	6.26%		$2,088,705	6.29%

	March 31,			December 31,
Fixed vs Variable Rate Debt	2005	% of Total		2004	% of Total
(at Prorata Share)
(includes the effect of interest rate swaps)
Fixed-rate debt	$1,887,246	88.2%		$1,869,590	89.5%
Variable-rate debt	251,350	11.8%		219,115	10.5%
Total	$2,138,596	100.0%		$2,088,705	100.0%

Secured vs Unsecured Debt
(at Prorata Share)
Secured Debt	$743,895	34.8%		$724,201	34.7%
Unsecured Debt	1,394,701	65.2%		1,364,504	65.3%
Total	$2,138,596	100.0%		$2,088,705	100.0%

Coverage Ratios (trailing 4 quarters) (2)
Fixed Charge Coverage (3)	2.62x			2.61x
Interest Coverage (3)	2.75x			2.77x
Debt Service Coverage (4)	2.72x			2.70x

	As	Prorata
Weighted Average Interest Rates	Reported	Share

Three months ended 03/31/05	6.26%	6.26%
Twelve months ended 12/31/04	6.07%	6.07%

(1) First quarter weighted average revolving interest rate excluding the effect of the commitment fee is 2.82%.
(2) Includes the Company's share of unconsolidated joint ventures and excludes its partners share of consolidated joint ventures ("Prorata Share").
(3) Coverage Ratios exclude the effects of FAS 141, Preferred redemption costs, and loss due to impairment.
(4) Coverage Ratio includes the effects of FAS 141.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at March 31, 2005

	As Reported		Prorata Share
	Maturities	Rate	Maturities	Rate	Floating Rate	Fixed Rate
2005	$81,873	7.07%	$81,508	7.08%	$3,757	$77,751
2006	61,250	6.24%	62,333	6.23%	7,782	54,551
2007	101,736	6.50%	101,147	6.51%	422	100,725
2008	234,122	6.97%	233,511	7.00%	429	233,082
2009	101,182	7.96%	99,611	8.03%	9,795	89,816
2010	112,458	6.79%	124,395	6.82%	550	123,845
2011	306,854	6.93%	297,995	6.96%		297,995
2012	292,260	5.76%	291,450	5.76%		291,450
2013	276,012	6.21%	238,275	5.78%		238,275
2014	328,999	5.30%	350,891	5.45%	2,115	348,776
2015	99,606	5.68%	100,901	5.71%		100,901
Thereafter	48,374	7.26%	45,602	7.21%		45,602
Subtotal	2,044,726		2,027,619		24,850	2,002,769

Revolvers (2)	94,000	3.73%	94,000	3.73%	94,000
Other (1)	16,977		16,977			16,977
Swap Maturities:
2005					52,500	(52,500)
2006					5,000	(5,000)
2007					25,000	(25,000)
2014					50,000	(50,000)
Total	$2,155,703	6.26%	$2,138,596	6.26%	$251,350	$1,887,246

(1) Other includes capital leases and market value of swaps.
(2) Includes the effect of the commitment fee.

Weingarten Realty Investors
Tenant Diversification
(in thousands, except percentages and # of units and leases)

	Top 25 Tenants
			# of	% of Prorata	Square
Rank	Tenant Name	DBA's	Units	Rental Revenue	Feet

1	The Kroger Co.	Kroger, Dillions, Smith's Food, Ralph's, Fry's Foods	30	2.85%	1,662
2	Safeway, Inc.	Safeway, Randall's, Von's, Tom Thumb	19	1.74%	994
3	T.J.X. Companies, Inc.	T.J. Maxx, Marshall's	25	1.64%	755
4	Ross Stores, Inc.	Ross Dress For Less	26	1.54%	723
5	Blockbuster Video		61	1.21%	336
6	Home Depot, Inc.		7	1.21%	733
7	Publix Super Markets, Inc.		11	1.17%	601
8	Albertsons, Inc.	Albertsons, Sav-On	17	1.15%	677
9	Office Depot, Inc.		21	1.09%	497
10	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	12	0.98%	283
11	Gap, Inc.	Gap, Old Navy, Banana Republic	19	0.95%	323
12	H E Butt Grocery		7	0.78%	368
13	Staples, Inc.		12	0.68%	319
14	Linens 'N Things, Inc.		8	0.64%	238
15	Raley's	Raley's, Bel Air Markets	5	0.61%	278
16	Grocers Supply Co., Inc.	Fiesta	9	0.61%	352
17	Stage Stores	Beall's, Palais Royal, Stages	21	0.59%	503
18	Harris Teeter		6	0.59%	248
19	Office Max, Inc.		10	0.58%	237
20	Hollywood Entertainment	Hollywood Video	21	0.57%	140
21	Petco Animal Supplies, Inc.		14	0.56%	200
22	Stein Mart, Inc.		10	0.55%	371
23	Toys "R" Us	Toys "R" Us, Babies "R" Us	7	0.55%	264
24	PetsMart, Inc.		10	0.55%	193
25	Bed Bath & Beyond, Inc.		9	0.52%	266

Total			397	23.91%	11,561

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue

2005	6.79%	7.81%	16.67%	15.08%	8.83%	8.55%
2006	12.29%	13.05%	20.01%	22.02%	13.88%	13.96%
2007	12.56%	13.34%	26.23%	24.87%	15.38%	14.51%
2008	11.07%	11.44%	15.51%	17.80%	11.98%	12.08%
2009	11.35%	11.84%	6.40%	7.81%	10.33%	11.43%
2010-2014	29.22%	28.35%	15.17%	12.35%	26.32%	26.72%
2015-2024	15.29%	13.01%	0.00%	0.07%	12.14%	11.70%

Leasing Production	Number			Increase
	of		Increase	in Base Rent
	Leases	Square Feet	in Base Rent	After Capital

Three Months Ended
March 31, 2005
Retail	221	935	10.7%	8.1%
Industrial	75	833	0.7%	-0.9%
Total	296	1,768	7.7%	5.4%

Three Months Ended
March 31, 2004
Retail	218	630	10.2%	8.4%
Industrial	46	343	-0.6%	-4.5%
Total	264	973	8.5%	6.4%

Average Minimum Rent per Square Foot	Quarter Ended	Quarter Ended	Quarter Ended
	March 31, 2005	December 31, 2004	September 30, 2004

Retail	$11.17	$11.01	$10.92
Industrial	$4.88	$4.70	$4.73

Weingarten Realty Investors
Property Information
(in thousands)

Acquisition Summary
		Sq. Ft.	Date	Total
Center	City/State	of Bldg. Area	Acquired	Investment

Flamingo Pines Shopping Center	Pembroke Pines, Florida	257	01/28/05
Kennesaw 75 Business Park	Kennesaw, Georgia	178	02/23/05
Ravenstone Commons Shopping Center	Durham, North Carolina	60	03/22/05

Total		495		$65,614

New Development Summary
		Total Square Feet
		of Building Area		Spent	Spent	Spent	Estimated
			WRI's	Thru	1st Quarter	Inception	Final
Center Name	Location	Total	Share	12/31/2004	2005	To Date	Investment	Anchor

Currently Under Development:

Developments Commenced Prior to 2005
Laveen Village Marketplace	Laveen, Arizona	117	45	$4,618	$751	$5,369	$6,641	Fry's
Heritage Station	Wake Forest, North Carolina	69	17	1,473	17	1,490	1,562	Harris Teeter
Waterford Village	Leland, North Carolina	100	75	4,437	116	4,553	10,040	Harris Teeter
Alpine Valley Center	American Fork, Utah	241	33	2,889	98	2,987	4,050	Target
Glenwood Meadows	Glenwood Springs, Colorado	403	114	2,565	499	3,064	10,619	Target

Sub-total of 5 Properties Commenced Prior to 2005		930	284	$15,982	$1,481	$17,463	$32,912

Developments Commenced During 2005

Starr Plaza	McAllen, Texas	180	90		$2,650	$2,650	$10,089	H.E.B.

Sub-total 1 Development Properties Commenced During 2005		180	90	-	2,650	2,650	10,089
Total 6 Properties Under Development		1,110	374	$15,982	4,131	20,113	43,001
New Development on Existing Properties					872	872

Total New Development		1,110	374	$15,982	$5,003	$20,985	$43,001

Notes: The investment spent to date of $21.0 million includes $5.7 million, representing 50,000 square feet that has been completed and transferred to income pruducing assets.

Weingarten Realty Investors
Property Information (continued)
(in thousands at prorata share, except percentages)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Three Months Ended 03/31/2005	$65,614	$4,728	$1,680	$6,877	$78,899
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623
Year Ended 12/31/2002	247,678	70,325	7,800	27,184	352,987
Year Ended 12/31/2001	518,557	88,372	7,515	18,498	632,942

Disposition Summary
		Sq. Ft.	Date	Sales
Center	City / State	of Bldg. Area	Sold	Proceeds

Bellfort Shopping Center	Houston, Texas	48	01/05/05
Mainland Mall	Texas City, Texas	69	03/04/05
Caprock Shopping Center-M. Ward's Building	Lubbock, Texas	113	03/18/05
East Sahara Service Center	Las Vegas, Nevada	66	03/24/05

		296		$11,600

Occupancy
	March 31,	December 31,	September 30,	June 30,	March 31,
	2005	2004	2004	2004	2004

Shopping Center Portfolio	95.1%	94.8%	95.0%	94.7%	93.5%
Industrial Portfolio	89.5%	92.6%	91.5%	92.7%	93.2%
Total Portfolio	93.9%	94.3%	94.2%	94.2%	93.5%

Note: A space is considered occupied upon execution of a lease agreement

Weingarten Realty Investors
Property Information (continued)

Property Listing

		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

SHOPPING CENTERS

Houston and Harris County, Total		6,591,000		1,024,000	7,615,000
Alabama-Shepherd, S. Shepherd at W. Alabama	Bookstop, PetsMart	56,000		0	56,000
Bayshore Plaza, Spencer Hwy. at Burke Rd.	Fashion Bug	36,000		86,000	122,000
Bellaire Boulevard, Bellaire at S. Rice	Randall's +	35,000		0	35,000
Bingle Square, U.S. Hwy. 290 at Bingle	Bravos Mexican Restaurant	46,000		0	46,000
Braeswood Square, N. Braeswood at Chimney Rock	Belden's +, Walgreen's	103,000		0	103,000
Centre at Post Oak, Westheimer at Post Oak Blvd.	Marshall's, Barnes & Noble, Old Navy, Grand Lux Café	184,000		0	184,000
Champions Village, F.M. 1960 at Champions Forest Dr.	Randall's +, SteinMart, Palais Royal, Cost Plus	408,000		0	408,000
Copperfield Village, Hwy. 6 at F.M. 529	Randall's +, Ross Dress for Less	163,000		0	163,000
Crestview, Bissonnet at Wilcrest	Creative Connection	9,000		0	9,000
Crosby, F.M. 2100 at Kenning Road (61%)	Kroger +, Family Dollar	36,000	*	23,000	59,000
Cullen Place, Cullen at Reed	C&R Beauty Supply	7,000		0	7,000
Cullen Plaza, Cullen at Wilmington	Fiesta +, Family Dollar	83,000		0	83,000
Cypress Pointe, F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies "R" Us	191,000		97,000	288,000
Cypress Village, Louetta at Grant Road	Kroger + (O.B.O.)	25,000		62,000	87,000
Eastpark, Mesa Rd. at Tidwell	CVS/pharmacy	140,000		0	140,000
Edgebrook, Edgebrook at Gulf Fwy.	Fiesta +	78,000		0	78,000
Fiesta Village, Quitman at Fulton	Fiesta +	30,000		0	30,000
Fondren Southwest Village, Fondren at W. Bellfort	Fiesta +, Palais Royal, Anna's Linens, Dollar Tree	269,000		0	269,000
Fondren/West Airport, Fondren at W. Airport	Ace Cash Express, $1.00 Store	62,000		0	62,000
Glenbrook Square, Telephone Road	Kroger +	76,000		0	76,000
Griggs Road, Griggs at Cullen	Family Dollar, Modern City, Citi Trends, Wyatt's Cafeteria	81,000		0	81,000
Harrisburg Plaza, Harrisburg at Wayside	Fallas Paredes	95,000		0	95,000
Heights Plaza, 20th St. at Yale	Kroger +, Walgreen's	72,000		0	72,000
Humblewood Shopping Plaza, Eastex Fwy. at F.M. 1960	Kroger +,Conn's	180,000		99,000	279,000
I-45/Telephone Rd. Center, I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, Best Price	178,000		0	178,000
Jacinto City, Market at Baca	Seller Bros. +, CVS/pharmacy	24,000	*	24,000	48,000
Landmark, Gessner at Harwin	Family Dollar	56,000		0	56,000
Lawndale, Lawndale at 75th St.	Fiesta +, Family Dollar	53,000		0	53,000
Little York Plaza, Little York at E. Hardy	Seller Bros. +, Dollar General	118,000		0	118,000
Lyons Avenue, Lyons at Shotwell	Fiesta +, Fallas Paredes	68,000		0	68,000
Market at Westchase, Westheimer at Wilcrest	Whole Food Market +	87,000		0	87,000
Miracle Corners, S. Shaver at Southmore	Fallas Paredas, Family Thrift	86,000		0	86,000
Northbrook, Northwest Fwy. at W. 34th	Randall's +, Office Depot, Anna's Linens	175,000		0	175,000
North Main Square, Pecore at N. Main	O'Reilly Autoparts	18,000		0	18,000
North Oaks, F.M. 1960 at Veterans Memorial	Target (O.B.O.), T.J. Maxx, Old Navy, Ross Dress for Less	322,000		100,000	422,000
North Triangle, I-45 at F.M. 1960	Steak & Ale, CiCi's Pizza, James Coney Island	16,000		0	16,000
Northway, Northwest Fwy. at 34th	Conn's, Academy, Office Max	209,000		0	209,000
Northwest Crossing, N.W. Fwy. at Hollister (75%)	Target (O.B.O.), Marshall's, Babies "R" Us	135,000	*	161,000	296,000
Oak Forest, W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	164,000		0	164,000
Orchard Green, Gulfton at Renwick	Seller Bros. +, Family Dollar	74,000		0	74,000
Randall's/Cypress Station, F.M. 1960 at I-45	David's Bridal	141,000		0	141,000
Randall's/Kings Crossing, Kingwood Dr. at Lake Houston Pkwy.	Randall's +, CVS/pharmacy	128,000		0	128,000
Randall's/Norchester, Grant at Jones	Randall's +	108,000		0	108,000
Richmond Square, Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	33,000		58,000	91,000
River Oaks, East, W. Gray at Woodhead	Kroger +	71,000		0	71,000
River Oaks, West, W. Gray at S. Shepherd	Talbot's, JoS. A. Bank, Ann Taylor, Gap	235,000		0	235,000
Sheldon Forest, North, I-10 at Sheldon	Gerland's +, Burke's Outlet, Family Dollar	22,000		0	22,000
Sheldon Forest, South, I-10 at Sheldon	Gerland's +, Burke's Outlet	38,000	*	38,000	76,000
Shops at Three Corners, S. Main at Old Spanish Trail (70%)	Fiesta +, Office Depot, Big Lots, PetsMart, Ross Dress for Less	176,000	*	76,000	252,000
Southgate, W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy	126,000		0	126,000
Spring Plaza, Hammerly at Campbell	Seller Bros. +, Family Dollar	56,000		0	56,000
Steeplechase, Jones Rd. at F.M. 1960	Target (O.B.O.), Palais Royal, T.J. Maxx	193,000		100,000	293,000
Stella Link, Stella Link at S. Braeswood	Seller Bros.+, Spec's Liquor Warehouse, Burke's Outlet	67,000		0	67,000
Studemont, Studewood at E. 14th St	Fiesta +	28,000		0	28,000
Ten Blalock Square, I-10 at Blalock	Fiesta +	97,000		0	97,000
10/Federal, I-10 at Federal	Citi Trends, Palais Royal	132,000		0	132,000

		Gross Leasable Area
				Owned by
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Houston and Harris County, (Cont'd)

The Village Arcade, University at Kirby	Gap, Talbot's, Eddie Bauer	191,000		0	191,000
West Junction, Hwy. 6 at Keith Harrow Dr.	99 Cents Only	67,000		0	67,000
Westbury Triangle, Chimney Rock at W. Bellfort	99 Cents Only, CVS/pharmacy	67,000		0	67,000
Westchase, Westheimer at Wilcrest	Ross Dress for Less, Randall's +, Golfsmith, Palais Royal, Target (O.B.O.), Old Navy	236,000		100,000	336,000
Westhill Village, Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna's Linens	131,000		0	131,000

Texas (Excluding Houston & Harris Co.), Total		8,417,000		2,888,000	11,305,000
McDermott Commons, McDermott at Custer Rd., Allen	Albertsons + (O.B.O.)	56,000		62,000	118,000
Bell Plaza, 45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	129,000		0	129,000
Coronado, S.W. 34th St. at Wimberly Dr., Amarillo	Blockbuster	49,000		0	49,000
Grand Plaza, Interstate Hwy 40 at Grand Ave., Amarillo	United Supermarket +, Big Lots, Beall's	157,000		0	157,000
Puckett Plaza, Bell Road, Amarillo	Sav-On Office Supplies, Huneke Furniture	133,000		0	133,000
Spanish Crossroads, Bell St. at Atkinsen St., Amarillo	Big Lots, Dollar General	74,000		0	74,000
Wolflin Village, Wolflin Ave. at Georgia St., Amarillo	Hastings, Talbot's, Office Depot	193,000		0	193,000
Brodie Oaks, South Lamar Blvd. at Loop 360, Austin	Mervyn's (O.B.O.), Toys "R" Us (O.B.O.), Sun Harvest Foods +, Neiman Marcus's Last Call	245,000		109,000	354,000
Southridge Plaza, William Cannon Dr. at S. 1st St., Austin	H. E. B. +, Dollar Tree	143,000		0	143,000
Calder, Calder at 24th St., Beaumont	Market Basket +	34,000		0	34,000
North Park Plaza, Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna's Linens, Spec's Liquor Warehouse, David's Bridal, Toys "R" Us (O.B.O.)	70,000	*	168,000	238,000
Phelan West, Phelan at 23rd St., Beaumont (67%)	Kroger + (O.B.O.)	16,000	*	67,000	83,000
Phelan, Phelan at 23rd St, Beaumont	Hallmark Gold Crown	12,000		0	12,000
Southgate, Calder Ave. at 6th St., Beaumont	Dollar General	34,000		0	34,000
Westmont, Dowlen at Phelan, Beaumont	CVS/pharmacy, Talbot's, Ashley Furniture	98,000		0	98,000
Lone Star Pavilions, Texas. at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	107,000		0	107,000
Montgomery Plaza, Loop 336 West at I-45, Conroe	Academy, Conn's, Goody's, 99 Cents Only, Spec's Liquor Warehouse, Petco	317,000		0	317,000
River Pointe, I-45 at Loop 336, Conroe	Kroger + (O.B.O)	46,000		145,000	191,000
Moore Plaza, S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall's, H. E. B. + (O.B.O), Target (O.B.O.), Circuit City	373,000		162,000	535,000
Portairs, Ayers St. at Horne Rd., Corpus Christi	CVS /pharmacy, Family Dollar, Beall's	118,000		0	118,000
Shoppes at Deer Creek, FM 731 at FM 1137, Crowley	Albertsons + (O.B.O.)	20,000		52,000	72,000
Dickinson, I-45 at F.M. 517, Dickinson (72%)	Kroger +	55,000	*	21,000	76,000
Coronado Hills, Mesa at Balboa, El Paso	Big 8 Foods +, Dollar Tree, Auto Zone	127,000		2,000	129,000
Golden Beach Market Place, Golden Triangle Blvd. at N. Beach St., Ft. Worth	Albertsons + (O.B.O.)	29,000		52,000	81,000
Overton Park Plaza, SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Oshman's Sporting Goods, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.)	353,000		110,000	463,000
Southcliff, I-20 at Grandbury Rd., Ft. Worth	Jo-Ann's Fabrics	116,000		0	116,000
Broadway, Broadway at 59th St., Galveston	Big Lots, Family Dollar	76,000		0	76,000
Galveston Place, Central City Blvd. at 61st St., Galveston	Randall's +, Office Depot, Hastings, Palais Royal	210,000		0	210,000
Food King Place, 25th St. at Avenue P, Galveston	Arlan's +	28,000		0	28,000
Killeen Marketplace, 3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	115,000		136,000	251,000
Cedar Bayou, Bayou Rd., La Marque	Dollar General	15,000		31,000	46,000
North Creek Plaza, Del Mar Blvd. and Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Blockbuster	245,000		206,000	451,000
Plantation Centre, Del Mar Blvd. and McPherson Rd., Laredo	H.E.B. +, Blockbuster	135,000		0	135,000
League City Plaza, I-45 at F.M. 518, League City	Kroger +. Spec's Liquor Warehouse	112,000		0	112,000
Caprock Center, 50th at Boston Ave., Lubbock	Dunlap's, Beall's, Dollar Tree	262,000		0	262,000
Central Plaza, Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	152,000		0	152,000
Northtown Plaza, 1st St. and University Plaza, Lubbock	United Supermarket +, Family Dollar	74,000		0	74,000
Town & Country, 4th St. at University, Lubbock	Hasting's Records & Books	50,000		0	50,000
Angelina Village, Hwy. 59 at Loop 287, Lufkin	Randall's +, Kmart, Clark's	257,000		0	257,000
Independence Plaza, Town East Blvd., Mesquite	Sack & Save +, Babies "R" Us	179,000		0	179,000
H.E.B. Center, S. 10th St. and Houston St., McAllen	H.E.B. +	52,000	*	52,000	104,000

		Gross Leasable Area
				Owned by
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Texas (Excluding Houston & Harris Co.), (Cont'd)

Las Tiendas Plaza, Expressway 83 and McColl Rd., McAllen	Target (O.B.O.), Mervyn's (O.B.O.), Academy, Conn's, Ross Dress for Less, Marshall's, Office Depot	144,000	*	386,000	530,000
Northcross, N. 10th St. and Nolana Loop, McAllen	Barnes & Noble, Blockbuster	38,000	*	38,000	76,000
Old Navy Building, 1815 10th Street, McAllen	Old Navy	8,000	*	7,000	15,000
McKinney Centre, US Hwy 380 at U.S.Hwy 75, McKinney	Albertsons + (O.B.O.), Target (O.B.O.)	7,000		154,000	161,000
Murphy Crossing, F.M. 544 at Murphy Rd., Murphy	Albertsons + (O.B.O.)	46,000		62,000	108,000
Custer Park, SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	116,000		65,000	181,000
Pitman Corners, Custer Road at West 15th, Plano	Albertsons +	190,000		0	190,000
Gillham Circle, Gillham Circle at Thomas, Port Arthur	Market Basket +, Family Dollar	33,000		0	33,000
Village, 9th Ave. at 25th St., Port Arthur	Vacant	52,000		0	52,000
Porterwood, Eastex Fwy. at F.M. 1314, Porter	Big Lots, 99 Cents Only	99,000		63,000	162,000
Starr Plaza, U.S. Hwy 83 at Bridge St., Rio Grande City	H.E.B.+	0	# *	0	0
Rockwall, I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1, Ross Dress for Less, Old Navy, Linens 'N Things	209,000		0	209,000
Plaza, Ave. H at Eigth Street, Rosenberg	Burke's Outlet, 99 Cents Only, CVS/pharmacy	41,000	*	41,000	82,000
Rose-Rich, U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	104,000		0	104,000
Round Rock Towne Ctr., Gattis School Rd. at A. W. Grimes Blvd., Round Rock	Randall's + (O.B.O.)	22,000		59,000	81,000
Lake Pointe Market Center, Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen's (O.B.O.)	40,000		81,000	121,000
Boswell Towne Center, Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O.)	26,000		62,000	88,000
Fiesta Trails, I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Cost Plus, Regal Cinema, Marshall's, Office Max, SteinMart, Petco, Anna's Linens	312,000		176,000	488,000
Oak Park Village, Nacogdoches at New Braunfels, San Antonio	H. E. B. +	65,000		0	65,000
Parliament Square, W. Ave. at Blanco, San Antonio	Spectrum	65,000		55,000	120,000
Thousand Oaks, Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall's, Tuesday Morning	163,000		0	163,000
Valley View, West Ave. at Blanco Rd., San Antonio	Marshall's, Blockbuster, Dollar Tree	90,000		0	90,000
First Colony Commons, Hwy. 59 at Williams Trace Blvd., Sugar Land	Babies "R" Us, Conn's, Michael's, Office Depot, Home Depot	410,000		0	410,000
Market at Town Center, Town Center Blvd., Sugar Land	Old Navy, Barnes & Noble, Marshall's, Linens 'N Things, DSW Shoe Warehouse, Ross Dress for Less, Lane Furniture	345,000		0	345,000
Williams Trace, Hwy. 6 at Williams Trace, Sugar Land	Randall's +, Walgreen's, Palais Royal, Petco, Dollar Tree	263,000		103,000	366,000
New Boston Road, New Boston at Summerhill, Texarkana	Rehkopf's Grocery +, CVS/pharmacy	97,000		0	97,000
Island Market Place, 6th St. at 9th Ave., Texas City	Food King +	27,000		0	27,000
Palmer Plaza, F.M. 1764 at 34th St., Texas City	Randall's +(Vacant), Big Lots (O.B.O.)	97,000		100,000	197,000
Broadway, S. Broadway at W. 9th St., Tyler	SteinMart	60,000		0	60,000
Crossroads, I-10 at N. Main, Vidor	Market Basket +, Beall's, Baskin's, Burke's Outlet	116,000		0	116,000
Watauga Towne Center, Hwy. 377 at Bursey Rd., Watauga	Albertsons + (O.B.O.)	66,000		61,000	127,000

Florida, Total		3,891,000		416,000	4,307,000
Boca Lyons, Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	117,000		0	117,000
Sunset 19, US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority	273,000		0	273,000
Embassy Lakes, Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen's, Tuesday Morning	132,000		48,000	180,000
Hollywood Hills Plaza, Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	365,000		0	365,000
Argyle Village, Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies "R" Us, Jo-Ann's Fabrics	305,000		0	305,000
T.J. Maxx Plaza, 117th Avenue and Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	162,000		0	162,000
Largo Mall, Ulmerton Rd. at Seminole Ave., Largo	Beall's Department Stores, Marshall's, PetsMart, Bed Bath & Beyond, Staples, Michael's, Target (O.B.O.), Albertsons + (O.B.O.)	378,000		198,000	576,000
Lake Washington Square, Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +	112,000		0	112,000
Tamiami Trail Shops, S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	111,000		0	111,000
Northridge, E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less	234,000		0	234,000

		Gross Leasable Area
				Owned by
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Florida, (Cont'd.)

Colonial Plaza, E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less,Linens 'N Things, Babies "R" Us, Marshall's, Old Navy, SteinMart, Barnes & Noble, Petco	488,000		0	488,000
Market at Southside, Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall's Outlet Stores, Dollar Tree Albertsons + (O.B.O.)	97,000		65,000	162,000
Westland Terrace Plaza, SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival	68,000		0	68,000
University Palms, Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	99,000		0	99,000
Flamingo Pines, Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	257,000		105,000	362,000
Pembroke Commons, University at Pines Blvd., Pembroke Pines	Publix +, Marshall's, Office Depot, LA Fitness	316,000		0	316,000
Publix at Laguna Isles, Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	69,000		0	69,000
Vizcaya Square, Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +	108,000		0	108,000
Venice Pines Plaza, Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +	97,000		0	97,000
Winter Park Corners, Aloma Ave. at Lakemont Ave., Winter Park	Whole Food Market +	103,000		0	103,000

California, Total		3,194,000		521,000	3,715,000
Centerwood Plaza, Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +	71,000		0	71,000
Southampton Center, IH-780 at Southampton Rd., Benecia	Raley's +	162,000		0	162,000
580 Marketplace, E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +	100,000		0	100,000
Chino Hills Marketplace, Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von's +, 24 Hour Fitness	320,000		0	320,000
Buena Vista Marketplace, Huntington Dr. at Buena Vista St., Duarte	Ralph's +	91,000		0	91,000
El Camino Promenade, El Camino Real at Via Molena, Encinitas	T.J. Maxx, AMC Theater, Beverages & More	111,000		0	111,000
Fremont Gateway Plaza, Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley's +, NAZ Cinema, 24 Hour Fitness	195,000		0	195,000
Hallmark Town Center, W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally's	85,000		0	85,000
Menifee Town Center, Antelope Rd. at Newport Rd., Menifee	Ralph's +, Target (O.B.O.), Ross Dress for Less	90,000		124,000	214,000
Prospectors Plaza, Missouri Flat Rd. at US Hwy. 50, Placerville	Albertsons +, Kmart, Long's	228,000		0	228,000
Shasta Crossroads, Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target(O.B.O.), Winco (O.B.O.)	121,000		200,000	321,000
Ralph's Redondo, Hawthorne Blvd. at 182nd St., Redondo Beach	Ralph's +	67,000		0	67,000
Arcade Square, Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video	76,000		0	76,000
Discovery Plaza, W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +	93,000		0	93,000
Summerhill Plaza, Antelope Rd. at Lichen Dr., Sacramento	Raley's +	134,000		0	134,000
Silver Creek Plaza, E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen's, Orchard Supply (O.B.O.)	131,000		65,000	196,000
Greenhouse Marketplace, Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	151,000		87,000	238,000
Rancho San Marcos Village, San Marcos Blvd. at Rancho Santa Fe Rd.,San Marcos	Von's + , 24 Hour Fitness	121,000		0	121,000
San Marcos Plaza, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	36,000		45,000	81,000
Stony Point Plaza, Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Wal-Mart	199,000		0	199,000
Sunset Center, Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	85,000		0	85,000
Creekside Center, Alamo Dr. at Nut Creek Rd., Vacaville	Raley's +	116,000		0	116,000
Westminster Center, Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward's Cinema, Rite Aid	411,000		0	411,000

Louisiana, Total		2,086,000		987,000	3,073,000
Siegen Plaza, Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn's, Petco	156,000		194,000	350,000
Park Terrace, U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney, Dollar General	137,000		0	137,000
Town & Country Plaza, U.S. Hwy. 190 West, Hammond	Winn Dixie +, Anna's Linens, Office Depot, CVS/pharmacy, Goody's	215,000		0	215,000
Manhattan Place, Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage	96,000		125,000	221,000
Ambassador Plaza, Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	29,000		73,000	102,000
River Marketplace, Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.)	143,000		175,000	318,000
Westwood Village, W. Congress at Bertrand, Lafayette	Stage, Graham Central Station, Blockbuster	141,000		0	141,000
Conn's Building, Ryan at 17th St., Lake Charles	Planet Pets	23,000		0	23,000
14/Park Plaza, Hwy. 14 at General Doolittle, Lake Charles	Kroger + Stage, Conn's	207,000		0	207,000
Kmart Plaza, Ryan St., Lake Charles	Albertsons +, Kmart, Stage	105,000	*	105,000	210,000
Prien Lake Plaza, Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall's, Ross Dress for Less, Bed Bath & Beyond	129,000		125,000	254,000
Southgate, Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, SteinMart, Books A Million	171,000		0	171,000
Orleans Station, Paris, Robert E. Lee at Chatham, New Orleans	Exxon	5,000		0	5,000
Danville Plaza, Louisville at 19th, Monroe	County Market +, Citi Trends	144,000		0	144,000

		Gross Leasable Area
				Owned by
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Louisiana, (Cont'd.)

Southgate, 70th at Mansfield, Shreveport	Rite Aid (O.B.O.), JMart, Family Dollar	73,000		16,000	89,000
University Place, 70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	199,000		174,000	373,000
Westwood, Jewella at Greenwood, Shreveport	Super 1 Grocery +, Citi Trends	113,000		0	113,000

Nevada, Total		1,975,000		746,000	2,721,000
Eastern Horizon, Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	67,000		144,000	211,000
Francisco Centre, E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Sav-On Drug	116,000		32,000	148,000
Mission Center, Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys "R" Us, T.J. Maxx	152,000		55,000	207,000
Paradise Marketplace, Flamingo Rd. at Sandhill, Las Vegas	Smith's Food +, Dollar Tree	149,000		0	149,000
Rainbow Plaza, Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	410,000		0	410,000
Rancho Towne & Country, Rancho Dr. at Charleston Blvd., Las Vegas	Smith's Food +	87,000		0	87,000
Tropicana Beltway S. C., Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe's (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only	121,000	*	515,000	636,000
Tropicana Marketplace, Tropicana at Jones Blvd., Las Vegas	Smith's Food +, Family Dollar	143,000		0	143,000
Westland Fair, Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe's, PetsMart, Office Depot, Michaels	566,000		0	566,000
College Park, E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug	164,000		0	164,000

North Carolina, Total		1,871,000		128,000	1,999,000
Capital Square, Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	157,000		0	157,000
Harrison Pointe Center, Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	124,000		0	124,000
High House Crossing, NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	90,000		0	90,000
Northwoods Market, Maynard Rd. at Harrison Ave., Cary	Food Lion +	78,000		0	78,000
Parkway Pointe, Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd's	80,000		0	80,000
Durham Festival, Hillsborough Rd. at LaSalle St., Durham	Kroger +	134,000		0	134,000
Mineral Springs Village, Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Eckerd's	58,000		0	58,000
Ravenstone Commons, Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	60,000		0	60,000
Waterford Village, US Hwy 17 & US Hwy 74/76, Leland (75%)	Harris Teeter +	0	# *	0	0
Avent Ferry, Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +	117,000		0	117,000
Falls Pointe, Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl's (O.B.O.)	103,000		86,000	189,000
Leesville Town Centre, Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Kroger+	114,000		0	114,000
Lynnwood Collection, Creedmoor Rd at Lynn Road, Raleigh	Kroger +	86,000		0	86,000
Six Forks Station, Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond	468,000		0	468,000
Stonehenge Market, Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd's	188,000		0	188,000
Heritage Station, Forestville Rd. and Rogers Rd., Wake Forest (25%)	Harris Teeter +	14,000	*	42,000	56,000

Arizona, Total		1,390,000		766,000	2,156,000
Palmilla Center, Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry's Supermarket + (O.B.O.)	104,000		65,000	169,000
University Plaza, Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less	162,000		0	162,000
Val Vista Towne Center, Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	93,000		123,000	216,000
Arrowhead Festival, 75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys "R" Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	30,000		147,000	177,000
Fry's Ellsworth Plaza, Broadway Rd. at Ellsworth Rd., Mesa	Fry's Supermarket + (O.B.O.)	9,000		65,000	74,000
Monte Vista Village Center, Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	40,000		58,000	98,000
Red Mountain Gateway, Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	70,000		136,000	206,000
Camelback Village Square, Camelback at 7th Avenue, Phoenix	Fry's Supermarket +, Target (O.B.O.), Office Max	135,000		100,000	235,000
Laveen Village Market, Baseline Rd. at 51st St., Phoenix	Fry's Supermarket + (O.B.O.)	23,000		72,000	95,000
Rancho Encanto, 35th Avenue at Greenway Rd., Phoenix	Vacant	71,000		0	71,000
Squaw Peak Plaza, 16th Street at Glendale Ave., Phoenix	Basha's +	61,000		0	61,000
Fountain Plaza, 77th St. at McDowell, Scottsdale	Fry's Supermarket +	112,000		0	112,000
Basha Valley Plaza, S. McClintock at E. Southern, Tempe	Basha's +	145,000		0	145,000
Broadway Marketplace, Broadway at Rural, Tempe	Office Max, Ace Hardware	83,000		0	83,000
Pueblo Anozira, McClintock Dr. at Guadalupe Rd., Tempe	Fry's Food & Drug +, Petco, Dollar Tree	152,000		0	152,000
Desert Square Shopping Center, Golf Links at Kolb, Tucson	99 Cents Only	100,000		0	100,000

New Mexico, Total		1,182,000		397,000	1,579,000
Eastdale, Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +	118,000		0	118,000
North Towne Plaza, Academy Rd. at Wyoming Blvd., Albuquerque	Whole Food Market +, Borders	103,000		0	103,000

		Gross Leasable Area
				Owned by
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

New Mexico, (Cont'd)

Pavilions at San Mateo, I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens 'N Things	196,000		0	196,000
Plaza at Cottonwood, Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	84,000		334,000	418,000
Valle del Sol, Isleta Blvd. at Rio Bravo, Albuquerque	Albertsons +, Walgreen's	106,000		0	106,000
Wyoming Mall, Academy Rd. at Northeastern, Albuquerque	John Brooks Grocery +	326,000		0	326,000
DeVargas, N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Oslo Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists	249,000		63,000	312,000

Colorado, Total		923,000		1,386,000	2,309,000
Aurora City Place, E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens 'N Things, Barnes & Noble, Comp USA, Ross Dress For Less, Super Target + (O.B.O.)	173,000	*	355,000	528,000
Bridges at Smoky Hill, Smoky Hill Rd. at S. Picadilly St., Aurora	Rite Aid (O.B.O.)	10,000	*	49,000	59,000
Academy Place, Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less (O.B.O.), Target (O.B.O.)	84,000		177,000	261,000
Carefree, Academy Blvd. at N. Carefree Circle, Colorado Springs	Safeway +	127,000		0	127,000
Green Valley Ranch Towne Center, Tower Rd. at 48th Ave., Denver (37%)	King Sooper's + (O.B.O.)	26,000	*	102,000	128,000
Lowry Town Center, 2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	39,000	*	92,000	131,000
Gold Creek Center, Hwy. 86 at Elizabeth St., Elizabeth	Safeway + (O.B.O.)	13,000	*	67,000	80,000
City Center Englewood, S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness	219,000		90,000	309,000
Glenwood Meadows, Midland Ave. and W. Meadows, Glenwood Springs (41%)	Target (O.B.O.), Pier 1, Gart Sports, Bed Bath & Beyond, Petco	0	# *	0	0
University Park, Highlands Ranch at University Blvd., Highlands Ranch (40%)	Whole Foods Market +	35,000	*	53,000	88,000
Crossing at Stonegate, Jordon Rd. at Lincoln Ave., Parker (38%)	King Sooper's +	45,000	*	75,000	120,000
Thorncreek Crossing, Washington St. at 120th St., Thornton	Target (O.B.O.), Barnes & Noble, Office Max, Michael's, Pier 1, Cost Plus, Linens 'N Things	106,000	*	280,000	386,000
Westminster Plaza, North Federal Blvd. at 72nd Ave., Westminster	Safeway +	46,000	*	46,000	92,000

Kansas, Total		784,000		46,000	830,000
West State Plaza, State Ave. at 78th St., Kansas City	Big Lots, Westlake Hardware, Dollar General	94,000		0	94,000
Regency Park, 93rd St. at Metcalf Ave., Overland Park	Marshall's, Borders, Old Navy	202,000		46,000	248,000
Westbrooke Village, Quivira Rd. at 75th St., Shawnee	Dillon's +, DSW Shoe Warehouse, K & G Menstore	237,000		0	237,000
Shawnee Village, Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Vacant	135,000		0	135,000
Kohl's, Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl's Department Store	116,000		0	116,000

Oklahoma, Total		654,000		48,000	702,000
Bryant Square, Bryant Ave. at 2nd St., Edmond	Bed Bath & Beyond, SteinMart, Ross Dress for Less	282,000		0	282,000
Market Boulevard, E. Reno Ave. at N. Douglas Ave., Midwest City	Blockbuster	36,000		0	36,000
Town & Country, Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	138,000		0	138,000
Windsor Hills Center, Meridian at Windsor Place, Oklahoma City	Big Lots, Crest Foods + (O.B.O.)	198,000		48,000	246,000

Arkansas, Total		679,000		27,000	706,000
Evelyn Hills, College Ave. at Abshier, Fayetteville	Ozark Natural Foods +	155,000		0	155,000
Broadway Plaza, Broadway at W. Roosevelt, Little Rock.	Hair Plus Beauty Supply, Alp's + (O.B.O.)	16,000		27,000	43,000
Geyer Springs, Geyer Springs at Baseline, Little Rock	Budget Saver +, Citi Trends	153,000		0	153,000
Markham Square, W. Markham at John Barrow, Little Rock	Burlington Coat Factory	127,000		0	127,000
Markham West, 11400 W. Markham, Little Rock	Office Depot, Michael's, SteinMart, Academy, Bassett Furniture	178,000		0	178,000
Westgate, Cantrell at Bryant, Little Rock	SteinMart	50,000		0	50,000

Tennessee, Total		514,000		0	514,000
Bartlett Towne Center, Bartlett Blvd. at Stage Rd., Memphis	Kroger +, Petco, Dollar Tree, Shoe Carnival	179,000		0	179,000
Commons at Dexter Lake, Dexter at N. Germantown, Memphis	Kroger +, SteinMart	167,000		0	167,000
Highland Square, Summer at Highland, Memphis	Walgreen's	14,000		0	14,000
Summer Center, Summer Ave. at Waling Rd., Memphis	Kroger +	154,000		0	154,000

		Gross Leasable Area
				Owned by
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Missouri, Total		366,000		28,000	394,000
Ballwin Plaza, Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael's	203,000		0	203,000
Western Plaza, Hwy 141 at Hwy 30, Fenton	Big Lots	28,000	*	28,000	56,000
PineTree Plaza, U.S. Hwy. 50 at Hwy. 291, Lee's Summit	Price Chopper +, Brook Mays Music Co.	135,000		0	135,000

Georgia, Total		696,000		174,000	870,000
Brookwood Square, East-West Connector and Austell Rd., Austell	Marshalls, Staples, Home Depot	253,000		0	253,000
Grayson Commons Shopping Center, Grayson Hwy at Rosebud Rd., Grayson	Kroger +	77,000		0	77,000
Village Shoppes of Sugarloaf, Sugarloaf Pkwy and Five Forks Trickum Rd., Lawrenceville	Publix +	148,000		0	148,000
Sandy Plains Exchange, Sandy Plains at Scufflegrit, Marietta	Publix +	73,000		0	73,000
Roswell Corners, Woodstock Rd. and Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	145,000		174,000	319,000

Utah, Total		283,000		330,000	613,000
Alpine Valley Center, Main St. at State St., American Fork (33%)	Target (O.B.O.), Old Navy, Pier 1	13,000	*	167,000	180,000
Taylorsville Town Center, West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.), Rite Aid	94,000		40,000	134,000
West Jordan Town Center, West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	176,000		123,000	299,000

Illinois, Total		273,000		121,000	394,000
Lincoln Place Centre, Hwy. 59, Fairview Heights	Lowe's (O.B.O.), Kohl's Department Store	103,000		121,000	224,000
Lincoln Place II, Route 159 at Hwy. 50, Fairview Heights	Office Depot, Marshalls, Old Navy, Linens 'N Things	170,000		0	170,000

Maine, Total		148,000		49,000	197,000
The Promenade, Essex at Summit, Lewiston (75%)	Staples, Flagship Cinemas	148,000	*	49,000	197,000

Kentucky, Total		354,000		49,000	403,000
Tates Creek, Tates Creek at Man O' War, Lexington	Kroger +, Rite Aid , Do It Best Hardware	185,000		0	185,000
Festival at Jefferson Court, Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, Sofa Express, AJ Wright (O.B.O.)	169,000		49,000	218,000

Mississippi, Total		117,000		0	117,000
Southaven Commons, Goodman Rd. at Swinnea Rd., Southaven	Schnuck's +	117,000		0	117,000

INDUSTRIAL

Houston and Harris County, Total		3,296,000		1,916,000	5,212,000
Beltway 8 Business Park, Beltway 8 at Petersham Dr.	Nomadic Display, Terminix	158,000		0	158,000
Blankenship Building, Kempwood Drive	Classic Printers	59,000		0	59,000
Brookhollow Business Center, Dacoma at Directors Row	Bristol Babcock	133,000		0	133,000
Central Park Northwest VI, Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc.	175,000		0	175,000
Central Park Northwest VII, Central Pkwy. at Dacoma	Lucent Technologies, Inc.	103,000		0	103,000
Claywood Industrial Park, Clay at Hollister	Vacant	330,000		0	330,000
Crosspoint Warehouse, Crosspoint	Foam Enterprises, LLC.	73,000		0	73,000
Jester Plaza, West T.C. Jester	Corporate Care of Houston	101,000		0	101,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	113,000		0	113,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr. (20%)	Pioneer Contract Services	42,000	*	165,000	207,000
Lathrop Warehouse, Lathrop St. at Larimer St. (20%)	United D.C., Inc.	51,000	*	202,000	253,000
Nasa One Business Center, Nasa Road One at Hwy. 3	Brinks, Devoe Paint	112,000		0	112,000
Navigation Business Park, Navigation at N. York (20%)	Packwell Inc.	47,000	*	191,000	238,000
Northway Park II, Loop 610 East at Homestead (20%)	Jet Lube, Inc.	61,000	*	242,000	303,000
Railwood F, Market at U.S. 90 (20%)	Shell Oil Company	60,000	*	240,000	300,000
Railwood Industrial Park, Mesa at U.S. 90	Distribution International, Sumitomo, Advo Systems	616,000		0	616,000
Railwood Industrial Park, Mesa at U.S. 90 (20%)	The Home Depot, Inc.	99,000	*	399,000	498,000
South Loop Business Park, S. Loop at Long Dr. (50%)	All Current Electric	46,000	*	46,000	92,000
Southport Business Park 5, South Loop 610	USF Surface Preparation	161,000		0	161,000
Southwest Park II, Rockley Road	Bioassay Laboratory, Inc.	68,000		0	68,000
Stonecrest Business Center, Wilcrest at Fallstone	Rentokil, Inc.	111,000		0	111,000
West-10 Business Center, Wirt Rd. at I-10	Aaron's Office Furniture	129,000		0	129,000
West-10 Business Center II, Wirt Rd. at I-10	Summers Group, Inc.	83,000		0	83,000
Westgate Service Center, Park Row Drive at Whiteback Dr.	Mattress Expo, Solartron, R. J. Reynolds Tobacco Co.	119,000		0	119,000
West Loop Commerce Center, W. Loop N. at I-10	Inter-Tel Technologies	34,000		0	34,000
610 and 11th St. Warehouse, Loop 610 at 11th St.	Prefco Corp.	105,000		0	105,000
610 and 11th St. Warehouse, Loop 610 at 11th St. (20%)	Iron Mountain, Stone Container	48,000	*	195,000	243,000
610/288 Business Park, Cannon Street (20%)	Houston Distribution Services	59,000	*	236,000	295,000

Texas (excluding Houston & Harris Co.), Total		2,669,000		0	2,669,000
Randol Mill Place, Randol Mill Road, Arlington	Premier Products	55,000		0	55,000
Braker 2 Business Center, Kramer Ln. at Metric Blvd., Austin	LaCoste & Romberg	27,000		0	27,000
Corporate Center I & II, Putnam Dr. at Research Blvd., Austin	Phoenix - Lamar Corp	117,000		0	117,000
Oak Hill Business Park, Industrial Oaks Blvd., Austin	Terracon, Inc.	90,000		0	90,000
Rutland 10 Business Center, Metric Blvd. At Centimeter Circle, Austin	Minimax, Media Event Concepts, Inc.	54,000		0	54,000
Southpark A,B,C., East St. Elmo Rd. at Woodward St., Austin	Viko Test Lab	78,000		0	78,000

		Gross Leasable Area
			Owned by
		WRI	Others
Center and Location	Anchors	Owned	(O.B.O.)	Total

Texas (excluding Houston & Harris Co.), (Cont'd)
Southpoint Service Center, Burleson at Promontory Point Dr., Austin	K & S Interconnect	54,000	0	54,000
Walnut Creek Office Park, Cameron Rd., Austin	Centex Hometeam Services, Inspire South Inc.	34,000	0	34,000
Wells Branch Corporate Center, Wells Branch Pkwy., Austin	Lifetouch Studios	59,000	0	59,000
Midway Business Center, Midway at Boyington, Carrollton	ProSource	142,000	0	142,000
Manana Office Center, I-35 at Manana, Dallas	Omega Environmental, Nordstrom, Inc.	223,000	0	223,000
Newkirk Service Center, Newkirk near N.W. Hwy., Dallas	Tri-Ed Distribution, Inc., Applied Industrial Technologies Tx, L.P.	106,000	0	106,000
Northaven Business Center, Northaven Rd., Dallas	SESCO, Inc.	151,000	0	151,000
Northeast Crossing Off/Svc Ctr., East N.W. Hwy. at Shiloh, Dallas	Reunion Title, Manufactured Valve Products	79,000	0	79,000
Northwest Crossing Off/Svc Ctr., N.W. Hwy. at Walton Walker, Dallas	Corvette World	127,000	0	127,000
Redbird Distribution Center, Joseph Hardin Drive, Dallas	Reid Plastics, Inc. Texwood Industries, L.P.	111,000	0	111,000
Regal Distribution Center, Leston Avenue, Dallas	Document Management Systems, BKM Total Office of Texas, L.P.	203,000	0	203,000
Space Center Industrial Park, Pulaski St. at Irving Blvd., Dallas	Weir's Furniture Village, Facility Interiors, Inc.	265,000	0	265,000
Walnut Trails Business Park, Walnut Hill Lane, Dallas	Flores Events	103,000	0	103,000
DFW-Port America, Port America Place, Grapevine	Team Air Express	45,000	0	45,000
Jupiter Service Center, Jupiter near Plano Pkwy., Plano	Ceramic Tile International	78,000	0	78,000
Sherman Plaza Business Park, Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	100,000	0	100,000
Interwest Business Park, Alamo Downs Parkway, San Antonio	All-American Sports	218,000	0	218,000
O'Connor Road Business Park, O'Connor Road, San Antonio	Ingersoll Rand	150,000	0	150,000

Georgia, Total		1,568,000	0	1,568,000
Atlanta Industrial Park, Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc.	552,000	0	552,000
Sears Logistics, 3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	403,000	0	403,000
Southside Industrial Parkway, Southside Industrial Pkwy and Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	72,000	0	72,000
Kennesaw 75, 3850-3900 Kennesaw Prkwy, Kennesaw	American Hotel Register Co., Glad Manufacturing Company	178,000	0	178,000
6485 Crescent Dr., I-85 at Jimmy Carter Blvd., Norcross	The Home Depot, Inc., Zuru	363,000	0	363,000

Tennessee, Total		972,000	0	972,000
Crowfarn Drive Warehouse, Crowfarn Dr. at Getwell Rd., Memphis	Integris Metals	161,000	0	161,000
Outland Business Center, Outland Center Dr., Memphis	International Multifoods, TricorBraun, KMN Modern Farm Equipment, Inc.	410,000	0	410,000
Southwide Warehouses #2-#4, Federal Compress Ind. Pk., Memphis	Federal Express	236,000	0	236,000
Thomas Street Warehouse, N. Thomas Street, Memphis	Vacant	165,000	0	165,000

Florida, Total		759,000	0	759,000
Lakeland Industrial Ctr., I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix	600,000	0	600,000
1801 Massaro, 1801 Massaro Blvd., Tampa	MiTek Industries, Inc., Parksite, Inc.	159,000	0	159,000

California, Total		727,000	0	727,000
Siempre Viva Business Park, Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., Air Tiger	727,000	0	727,000

UNIMPROVED LAND

Houston & Harris County, Total		2,423,000		2,423,000
Bissonnet at Wilcrest		196,000		196,000
Citadel Plaza at 610 N. Loop		137,000		137,000
East Orem		122,000		122,000
Kirkwood at Dashwood Dr.		322,000		322,000
Mesa Rd. at Tidwell		901,000		901,000
Northwest Fwy. at Gessner		422,000		422,000
S. Shaver St.		17,000		17,000
W. Little York at Interstate 45		161,000		161,000
W. Loop N. at I-10		145,000		145,000

Texas (excluding Houston & Harris Co.), Total		792,000		792,000
River Pointe Dr. at I-45, Conroe		590,000		590,000
Hwy. 3 at Hwy. 1765, Texas City		202,000		202,000

Louisiana, Total		462,000		462,000
U.S. Hwy. 171 at Parish, DeRidder		462,000		462,000

		Gross Leasable Area
			Owned by
		WRI	Others
Center and Location	Anchors	Owned	(O.B.O.)	Total

			OWNED BY
	NUMBER OF	WRI	OTHERS	TOTAL
ALL PROPERTIES-BY LOCATION	PROPERTIES	OWNED	(O.B.O.)	SQ FTG

Grand Total	349	46,379,000	12,047,000	58,426,000
Houston & Harris County	84	9,887,000	2,940,000	12,827,000
Texas (excluding Houston & Harris County)	95	11,086,000	2,888,000	13,974,000
Florida	22	4,650,000	416,000	5,066,000
California	24	3,921,000	521,000	4,442,000
Louisiana	17	2,086,000	987,000	3,073,000
Nevada	10	1,975,000	746,000	2,721,000
North Carolina	16	1,871,000	128,000	1,999,000
Georgia	10	2,264,000	174,000	2,438,000
Tennessee	8	1,486,000	0	1,486,000
Arizona	16	1,390,000	766,000	2,156,000
New Mexico	7	1,182,000	397,000	1,579,000
Kansas	5	784,000	46,000	830,000
Oklahoma	4	654,000	48,000	702,000
Arkansas	6	679,000	27,000	706,000
Colorado	13	923,000	1,386,000	2,309,000
Missouri	3	366,000	28,000	394,000
Utah	3	283,000	330,000	613,000
Illinois	2	273,000	121,000	394,000
Maine	1	148,000	49,000	197,000
Kentucky	2	354,000	49,000	403,000
Mississippi	1	117,000	0	117,000

ALL PROPERTIES-BY CLASSIFICATION

Grand Total	349	46,379,000	12,047,000	58,426,000
Shopping Centers	289	36,388,000	10,131,000	46,519,000
Industrial	60	9,991,000	1,916,000	11,907,000

Notes:
* Denotes partial ownership. WRI's interest is 50% except where noted. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

+ Denotes supermarket or discount store offering full service grocery along with general merchandise.

# Denotes property under development that does not currently have rental income on-line.

Owned by Others ("O.B.O.") includes buildings owned entirely by another non-WRI legal entity and the proportionate ownership of WRI's partner(s) in various joint ventures and partnerships.